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                                                                                                                     EXHIBIT 99.CERT

                          CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302 OF THE
                                                         SARBANES-OXLEY ACT

I, George R. Aylward, certify that:

1.   I have reviewed this report on Form N-Q of Virtus Insight Trust;

2.   Based on my  knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  schedules of  investments  included in this report  fairly  present in all material  respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting
     (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated subsidiaries, is made known to us by others  within  those  entities,  particularly  during  the  period in which  this  report is being prepared;

     (b)  Designed such internal control over financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

     (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially  affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying  officer(s) and I have disclosed to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
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     (a)  All  significant  deficiencies  and material  weaknesses  in the design or operation  of internal  control over  financial reporting which are reasonably  likely to adversely affect the registrant's  ability to record,  process,  summarize,  and report financial information; and

     (b)  Any fraud,  whether or not material,  that  involves  management  or other  employees  who have a significant  role in the registrant's internal control over financial reporting.


Date: November 23, 2010                 /s/ George R. Aylward
      --------------------------        ----------------------------------------
                                        George R. Aylward, President
                                        (principal executive officer)
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                          CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 302 OF THE
                                                         SARBANES-OXLEY ACT

I, W. Patrick  Bradley, certify that:

1.   I have reviewed this report on Form N-Q of Virtus Insight Trust;

2.   Based on my  knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  schedules of  investments  included in this report  fairly  present in all material  respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.   The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting
     (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a)  Designed such disclosure  controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated subsidiaries, is made known to us by others  within  those  entities,  particularly  during  the  period in which  this  report is being prepared;

     (b)  Designed such internal control over financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c)  Evaluated the  effectiveness  of the  registrant's  disclosure  controls and  procedures  and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

     (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially  affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying  officer(s) and I have disclosed to the registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
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     (a)  All  significant  deficiencies  and material  weaknesses  in the design or operation  of internal  control over  financial reporting which are reasonably  likely to adversely affect the registrant's  ability to record,  process,  summarize,  and report financial information; and

     (b)  Any fraud,  whether or not material,  that  involves  management  or other  employees  who have a significant  role in the registrant's internal control over financial reporting.


Date: November 23, 2010                 /s/ W. Patrick  Bradley
      --------------------------        ----------------------------------------
                                        W. Patrick  Bradley, Chief Financial
                                        Officer and Treasurer
                                        (principal financial officer)
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